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                                                                   EXHIBIT 23(b)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






                  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-31408, 33-50396, 33-64504 and 33-65321.




                                               /s/ Arthur Andersen LLP

                                               ARTHUR ANDERSEN LLP



                  Grand Rapids, Michigan
                  March 6, 2001














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